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[ABN AMRO Asset Management LOGO]

                           ABN AMRO EQUITY PLUS FUND
                      ABN AMRO INVESTMENT GRADE BOND FUND

                                 ABN AMRO FUNDS
                                 CLASS I SHARES

                       SUPPLEMENT DATED JULY 10, 2002 TO
                         PROSPECTUS DATED JUNE 17, 2002

     The following information replaces the information about the Adviser for ABN AMRO INVESTMENT GRADE BOND FUND, found on page 15:

     Effective June 20, 2002, Chicago Capital Management, Inc. ("CCM") replaced ABN AMRO Asset Management (USA) LLC as the Adviser to ABN AMRO INVESTMENT GRADE BOND FUND. CCM is the Adviser to several ABN AMRO Funds and is located at 161 N. Clark Street, Chicago, Illinois 60601. As of December 31, 2001, CCM managed approximately $6.0 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing accounts. CCM is a member of the ABN AMRO group of companies.



                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.




     ABN AMRO ASSET MANAGEMENT (USA) LLC - CHICAGO CAPITAL MANAGEMENT, INC.
              MONTAG & CALDWELL, INC. - TAMRO CAPITAL PARTNERS LLC
                          VEREDUS ASSET MANAGEMENT LLC